UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2016

AIM EXPLORATION INC.
(Exact name of registrant as specified in charter)

Nevada	000-55358	67-0682135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 South Green Valley Parkway, Suite 300 Henderson, Nevada	89012
(Address of principal executive offices)	(Zip Code)

1-844-246-7378
Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03                       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 12, 2016, Aim Exploration, Inc. (the “Company”) filed a Certificate of Amendment with the Nevada Secretary of State amending the Company’s authorized capital by increasing the number of authorized common shares from 250,000,000, par value $0.001 per share to 1,500,000,000 common shares, par value $0.001 per share.

The above amendment to the Company’s Articles of Incorporation was approved by the Company’s Board of Directors and by special resolution passed by a majority of the Company’s shareholders on September 9, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIM EXPLORATION INC.

Date: September 27, 2016	By:	/s/ James Robert Todhunter
James Robert Todhunter, President & C.E.O.